This conforming paper format is being submitted pursuant to Rule 901(d) of Regulation S-T


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549


FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) 0F
THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):       February 21, 1995


ASSET INVESTORS CORPORATION
 (Exact name of registrant as specified in its Charter)


   Maryland                         1-9360                           84-1038736
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
of incorporation)                                           identification no.)

   3600 South Yosemite Street, Suite 900, Denver, Colorado            80237
      (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:          (303) 793-2703


Not Applicable
(Former name or former address, if changes since last report)



ITEM 5.  OTHER EVENTS.

     On February 21, 1995, the Registrant mailed a letter to stockholders which included a clarification of the tax treatment of distributions to stockholders. A copy of the letter to stockholders is attached as an exhibit to, and filed as a part of this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     99   Letter to Stockholders dated February 20, 1995.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ASSET INVESTORS CORPORATION



Dated:  February 21, 1995            By:____/s/Spencer I. Browne_____
                                        Spencer I. Browne, President,
                                          Chief Executive Officer and a
                                          Director





EXHIBIT INDEX

                        EXHIBIT

99                  Letter to Stockholders dated February 20, 1995